Filed pursuant to Rule 497
File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 9 dated March 24, 2016

to

Prospectus dated October 9, 2015

This Supplement No. 9 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated October 9, 2015 (the “Prospectus”), Supplement No. 1 to the Prospectus dated October 9, 2015, Supplement No. 2 to the Prospectus dated October 13, 2015, Supplement No. 3 to the Prospectus dated November 13, 2015, Supplement No. 4 to the Prospectus dated December 11, 2015, Supplement No. 5 to the Prospectus dated December 17, 2015, Supplement No. 6 to the Prospectus dated January 19, 2016, Supplement No. 7 to the Prospectus dated February 12, 2016 and Supplement No. 8 to the Prospectus dated March 11, 2016.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

Decrease in Public Offering Price

On March 24, 2016, in accordance with the pricing policy set forth in the Prospectus, a committee of our board of directors determined that a reduction in the public offering price from $9.10 per share to $9.00 per share was warranted following a decline in our net asset value per share. This decrease will become effective with the weekly closing scheduled to occur on or about March 25, 2016, and will be first applied to subscriptions received from March 18, 2016, through March 24, 2016.

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